MFS(R)/SUN LIFE SERIES TRUST:

                           INTERNATIONAL VALUE SERIES

                      Supplement to the Current Prospectus


Effective immediately, the above series changed its name from International Investors Trust Series to International Value Series, and the first paragraph of the "Principal Investment Policies" section of the Risk Return Summary is hereby restated as follows:

          The series invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies that Massachusetts Financial Services Company (referred to as MFS or the adviser) believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decisions. While the series may invest in companies of any size, the series focuses on companies with larger market capitalizations. The equity securities of these companies may be undervalued because:

               o    They are temporarily out of favor in the market due to

                    >>   A decline in the market

                    >>   Poor economic conditions

                    >> Developments that have affected or may affect the issuer of the securities or the issuer's industry

               o    The market has overlooked them

               Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to earnings ratios.

In addition, the following risk disclosure is hereby added to the section entitled "Principal Risks of an Investment:"

               o Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.


                The date of this Supplement is October 15, 2002.